Exhibit (l)(2)

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Dylan J. Tyson
Dylan J. Tyson
Director, President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Elizabeth K. Dietrich
Elizabeth K. Dietrich
Director, Chief Financial Officer,
Chief Accounting Officer and Vice President

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Markus Coombs
Markus Coombs
Director and Vice President

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December 2023.

/s/ Alan M. Finkelstein
Alan M. Finkelstein
Director and Treasurer

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of December 2023.

/s/ Scott E. Gaul
Scott E. Gaul
Director and Vice President

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Bradley O. Harris
Bradley O. Harris
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Pruco Life Insurance Company (“Pruco Life”), constitutes and appoints Elizabeth L. Gioia, Richard H. Kirk, Abby Johnston, and Douglas E. Scully, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Pruco Life filed with the Securities and Exchange Commission for the Registrations listed below:

Pruco Life Insurance Company

    Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:

333-274028	333-274029

    Market Value Adjusted Individual Annuity Contracts Registration No.:

333-274030

    Index-Linked Allocation Investment Options Registration Nos.:

333-265370	333-265387	333-267462

    Individual Contingent Deferred Annuity Contracts Registration No.:

333-263242

Pruco Life Flexible Premium Variable Annuity Account Registration No. 811-07325 and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

333-06701	333-37728	333-130989
333-162673	333-162680	333-170466
333-184541	333-184887	333-184888
333-184890	333-192701	333-230983
333-256965	333-256966	333-267463

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2023.

/s/ Salene Hitchcock-Gear
Salene Hitchcock-Gear
Director